Exhibit 99.2

Flagstone Reinsurance Holdings Limited

Investor Financial Supplement

FIRST QUARTER 2009

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11
Contact Information:
Brenton Slade
Chief Marketing Officer
(441) 278-4303

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i

Cautionary Statement Regarding Forward-Looking Statements	ii

Regulation G - Non-GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income (Loss) - Quarterly	2
b. Segment Reporting	3
c. Gross Premiums Written by Line of Business and Geographic Area of Risk	4

III. Consolidated Balance Sheets	5

IV. Investment Portfolio Composition	6

V. Loss Reserve - Paid to Incurred Analysis	7

VI. Share Analysis
a. Capitalization	8
b. Earnings Per Common Share Information - As Reported	9
c. Basic and Diluted Book Value Per Common Share Analysis	10

VII. Mont Fort Consolidation
a. Balance Sheet Consolidation	11
b. Income Statement Consolidation	12

VIII. Non-GAAP Financial Measure Reconciliation	13

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

●	Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

●
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

●	N/A - means not applicable.

●
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements”  within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as  “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the current unprecedented volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ii

Flagstone Reinsurance Holdings Limited

REGULATION G

NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share as at March 31, 2009 and March 31, 2008.

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended
	March 31, 2009	March 31, 2008

Gross premiums written	$361,485	$242,246
Net premiums written	$285,816	$226,232
Net premiums earned	$172,835	$135,257
Net investment (loss) income	$(1,753)	$18,696
Net income attributable to Flagstone	$35,743	$32,860
Net operating income (1)	$31,309	$50,810
Comprehensive income	$37,637	$30,891
Loss and loss adjustment expense reserves	$429,802	$200,602
Flagstone shareholders’ equity	$1,024,123	$1,241,562

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share	$0.42	$0.38
Diluted earnings per common share	$0.42	$0.38
Diluted net operating income per common share (1)	$0.37	$0.59
Basic weighted average common shares outstanding	85,070,001	85,469,270
Diluted weighted average common shares outstanding	85,208,294	85,690,742
Book value per common share	$12.04	$14.53
Diluted book value per common share	$11.60	$14.08
Diluted book value per common share adjusted for dividends	$11.88	$14.20
Dividend per share	$0.04	$0.04

FINANCIAL RATIOS
Growth in diluted book value per share (2)	3.0%	1.8%

Loss ratio	44.3%	29.4%
Acquisition cost ratio	16.2%	17.9%
General and administrative expense ratio	19.9%	19.6%
Combined ratio	80.4%	66.9%

INVESTMENT DATA
Total assets	$2,472,039	$2,241,885
Total cash and investments (3)	$1,762,846	$1,891,687

(1)    Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) – investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains) and non-recurring items.
(2)   Change in diluted book value per share represents the increase in diluted book value per share in the period plus dividends declared.
(3)   Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY  (Unaudited)

	Quarter ended					Year Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008

REVENUES						(audited)
Gross premiums written	$361,485	$95,246	$173,219	$271,178	$242,246	$781,889
Premiums ceded	(75,669)	(10,758)	(21,984)	(38,435)	(16,014)	(87,191)
Net premiums written	285,816	84,488	151,235	232,743	226,232	694,698
Change in net unearned premiums	(112,981)	104,015	37,406	(90,976)	(90,975)	(40,530)
Net premiums earned	172,835	188,503	188,641	141,767	135,257	654,168
Net investment (loss) income	(1,753)	3,367	16,056	13,279	18,696	51,398
Net realized and unrealized losses - investments	(1,899)	(111,778)	(138,677)	(9,339)	(12,412)	(272,206)
Net realized and unrealized gains (losses) - other	7,430	13,761	(1,039)	11,132	(12,237)	11,617
Other income	5,169	2,946	1,418	2,127	1,724	8,215
Total revenues	181,782	96,799	66,399	158,966	131,028	453,192

EXPENSES
Loss and loss adjustment expenses	76,594	84,051	199,768	56,298	39,767	379,884
Acquisition costs	28,037	26,907	27,452	27,210	24,165	105,734
General and administrative expenses	30,427	27,537	27,839	21,025	22,950	99,351
Stock based compensation expense	3,873	4,455	(11,568)	3,189	3,599	(325)
Interest expense	3,557	4,626	3,722	4,609	5,340	18,297
Net foreign exchange losses (gains)	1,097	18,215	8,331	1,630	(6,699)	21,477
Total expenses	143,585	165,791	255,544	113,961	89,122	624,418

Income (loss) before income taxes and interest in earnings of equity investments	38,197	(68,992)	(189,145)	45,005	41,906	(171,226)
Provision for income tax	706	714	(585)	(442)	(865)	(1,178)
Interest in loss of equity investments	(378)	(824)	(475)	-	-	(1,299)
Net income (loss)	38,525	(69,102)	(190,205)	44,563	41,041	(173,703)
Less: (Income) loss attributable to noncontrolling interest	(2,782)	(6,460)	3,657	(2,615)	(8,181)	(13,599)
NET INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$35,743	$(75,562)	$(186,548)	$41,948	$32,860	$(187,302)

Income (loss) before noncontrolling interest	$38,525	$(69,102)	$(190,205)	$44,563	$41,041	$(173,703)
Change in currency translation adjustment	1,867	(18,305)	5,316	(2,766)	(1,420)	(16,251)
Change in defined benefit pension plan obligation	(176)	(422)	57	27	(549)	(887)
Comprehensive income	40,216	(87,829)	(184,832)	41,824	39,072	(190,841)
Less: Comprehensive (income) loss attributable to noncontrolling interest	(2,579)	(5,536)	4,174	(2,615)	(8,181)	(12,158)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$37,637	$(93,365)	$(180,658)	$39,209	$30,891	$(202,999)

KEY RATIOS

Loss ratio	44.3%	44.6%	105.9%	39.7%	29.4%	58.1%
Acquisition cost ratio	16.2%	14.3%	14.6%	19.2%	17.9%	16.2%
General and administrative expense ratio (1)	19.9%	17.0%	8.6%	17.1%	19.6%	15.1%
Combined ratio	80.4%	75.9%	129.1%	76.0%	66.9%	89.4%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	85,070,001	84,878,518	85,499,283	85,470,205	85,469,270	85,328,704
Weighted average common shares outstanding - diluted (2)	85,208,294	84,878,518	85,499,283	85,638,506	85,690,742	85,328,704

Basic earnings per common share outstanding	$0.42	$(0.89)	$(2.18)	$0.49	$0.38	$(2.20)
Diluted earnings per common share outstanding	$0.42	$(0.89)	$(2.18)	$0.49	$0.38	$(2.20)

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
SEGMENT REPORTING (Unaudited)

	Three Months Ended March 31, 2009					Three Months Ended March 31, 2008
	Reinsurance	Lloyd’s	Insurance	Inter segment Eliminations (1)	Total	Reinsurance	Insurance	Inter segment Eliminations (1)	Total

Gross premiums written	$303,794	$48,979	$16,722	$(8,010)	$361,485	$223,141	$19,105	$–	$242,246
Premiums ceded	(67,635)	(5,149)	(10,895)	8,010	(75,669)	(5,320)	(11,160)	466	(16,014)
Net written premiums	236,159	43,830	5,827	–	285,816	217,821	7,945	466	226,232
Net premiums earned	$166,596	$6,443	$(162)	$(42)	$172,835	$128,121	$7,136	$–	$135,257
Other related income	1,027	2,020	5,606	(3,623)	5,030	212	829	–	1,041
Loss and loss adjustment expenses	(71,230)	(5,331)	(95)	62	(76,594)	(39,802)	35	–	(39,767)
Acquisition costs	(27,375)	(1,037)	(3,269)	3,644	(28,037)	(20,910)	(3,255)	–	(24,165)
General and administrative expenses (2)	(28,043)	(3,834)	(2,423)	–	(34,300)	(24,133)	(2,416)	–	(26,549)
Underwriting Income	$40,975	$(1,739)	$(343)	$41	$38,934	$43,488	$2,329	$–	$45,817
Loss ratio (3)	42.8%	82.7%	1.7%		44.3%	31.1%	-0.4%		29.4%
Acquisition cost ratio (3)	16.4%	16.1%	60.1%		16.2%	16.3%	40.9%		17.9%
General and administrative expense ratio (3)	16.8%	59.5%	44.5%		19.9%	18.8%	30.3%		19.6%
Combined ratio (3)	76.0%	158.3%	106.3%		80.4%	66.2%	70.8%		66.9%
Total Assets	$2,339,516	$52,855	$79,668		$2,472,039	$2,153,579	$88,306		$2,241,885

(1)  Inter segment eliminations for 2009 relate to a quota share arrangement between Flagstone Suisse and Island Heritage.
(2) General and administrative expenses includes stock based compensation expense.
(3) For insurance segment all ratios calculated using expenses divided by net premiums earned plus other related income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended March 31, 2009		Three months ended March 31, 2008
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business (1)
Property catastrophe	$200,740	55.5%	$164,616	68.0%
Property	51,861	14.3%	18,921	7.8%
Short-tail specialty and casualty	92,162	25.6%	39,604	16.3%
Insurance	16,722	4.6%	19,105	7.9%
Total	$361,485	100.0%	$242,246	100.0%

	Three months ended March 31, 2009		Three months ended March 31, 2008
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(2)
Caribbean(3)	$21,089	5.8%	$25,720	10.6%
Europe	70,628	19.6%	64,675	26.7%
Japan and Australasia	11,918	3.3%	9,292	3.8%
North America	125,736	34.8%	78,683	32.5%
Worldwide risks(4)	111,147	30.7%	56,864	23.5%
Other	20,967	5.8%	7,012	2.9%
Total	$361,485	100.0%	$242,246	100.0%

(1)    Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2)   Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3)   Gross premiums written relating to the Insurance segment are included in the Caribbean geographic area.
(4)   This geographic area includes contracts that cover risks in two or more geographic zones.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS  (Unaudited)

	As at
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
ASSETS
Investments:
Fixed maturity investments, at fair value	$944,520	$784,355	$697,839	$804,798	$709,393
Short term investments, at fair value	124,907	30,413	29,888	20,196	70,956
Equity investments, at fair value	2,855	5,313	78,426	107,935	86,854
Other investments	52,314	54,655	423,144	464,141	322,907
Total Investments	1,124,596	874,736	1,229,297	1,397,070	1,190,110

Cash and cash equivalents	603,950	783,705	633,993	561,850	710,453
Restricted cash	41,644	42,403	6,011	3,838	3,082
Premium balances receivable	363,382	218,287	275,778	314,456	205,683
Unearned premiums ceded	68,014	31,119	41,789	39,682	18,348
Reinsurance recoverable	11,582	16,422	14,599	1,481	1,683
Accrued interest receivable	6,840	7,226	5,854	7,214	6,225
Receivable for investments sold	14,578	9,634	31,749	2,942	5,660
Deferred acquisition costs	59,970	44,601	52,502	51,467	37,290
Funds withheld	12,425	14,433	11,915	10,096	10,361
Goodwill, intangibles and other assets	165,058	173,404	111,729	83,080	52,990
TOTAL ASSETS	$2,472,039	$2,215,970	$2,415,216	$2,473,176	$2,241,885

LIABILITIES
Loss and loss adjustment expense reserves	$429,802	$411,565	$392,462	$233,596	$200,602
Unearned premiums	421,218	270,891	350,786	389,223	276,823
Insurance and reinsurance balances payable	51,641	31,123	32,984	33,749	13,207
Payable for investments purchased	28,762	7,776	4,944	6,162	23,843
Long term debt	265,306	252,575	252,838	255,037	266,375
Other liabilites	51,158	58,577	104,772	79,302	33,375
TOTAL LIABILITIES	1,247,887	1,032,507	1,138,786	997,069	814,225

EQUITY

Common voting shares	849	848	853	853	853
Additional paid-in capital	901,344	897,344	899,920	911,964	909,026
Accumulated other comprehensive (loss) income	(6,377)	(8,271)	8,608	2,718	5,457
Retained earnings	128,307	96,092	175,038	364,649	326,226
Total Flagstone Shareholders’ Equity	1,024,123	986,013	1,084,419	1,280,184	1,241,562
Noncontrolling Interest in Subsidiaries (1)	200,029	197,450	192,011	195,923	186,098
TOTAL EQUITY	1,224,152	1,183,463	1,276,430	1,476,107	1,427,660

TOTAL LIABILITIES AND EQUITY	$2,472,039	$2,215,970	$2,415,216	$2,473,176	$2,241,885

Basic book value per common share	$12.04	$11.61	$12.68	$14.97	$14.53

Diluted book value per common share	$11.60	$11.30	$12.62	$14.53	$14.08

Diluted book value per common share adjusted for dividends declared	$11.88	$11.53	$12.82	$14.68	$14.20

Debt to total capitalization (2)	20.6%	20.4%	18.9%	16.6%	17.7%

(1) Noncontrolling Interest in Subsidiaries includes Mont Fort Re (see Pages 11 and 12 for additional information), Island Heritage and Flagstone Reinsurance Africa.
(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders’’ equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
U.S. government and agency securities	$486,822	43.3%	$486,841	55.7%	$407,658	33.2%	$453,670	32.5%	$273,010	22.9%
Corporates	239,273	21.3%	140,424	16.0%	123,488	10.1%	147,045	10.5%	184,975	15.5%
Non U.S. government and government agencies	101,603	9.0%	15,206	1.8%	2,759	0.2%	2,351	0.2%	363	0.1%
Mortgage-backed securities	89,326	7.9%	112,074	12.8%	119,503	9.7%	128,961	9.2%	111,792	9.4%
Asset-backed securities	27,496	2.4%	29,810	3.4%	44,431	3.6%	72,771	5.2%	139,253	11.7%
Total fixed maturities	944,520	83.9%	784,355	89.7%	697,839	56.8%	804,798	57.6%	709,393	59.6%
Short term investments	124,907	11.1%	30,413	3.5%	29,888	2.4%	20,196	1.4%	70,956	6.0%
Total	1,069,427	95.0%	814,768	93.2%	727,727	59.2%	824,994	59.0%	780,349	65.6%
Equity securities	2,855	0.3%	5,313	0.6%	78,426	6.4%	107,935	7.8%	86,854	7.3%
Other investments	52,314	4.7%	54,655	6.2%	423,144	34.4%	464,141	33.2%	322,907	27.1%
Total	$1,124,596	100.0%	$874,736	100.0%	$1,229,297	100.0%	$1,397,070	100.0%	$1,190,110	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$833,416	78.0%	$677,294	83.1%	$604,025	83.0%	$672,160	81.5%	$581,871	74.6%
AA	82,590	7.7%	24,868	3.1%	44,598	6.1%	55,325	6.7%	77,942	10.0%
A	110,004	10.3%	81,849	10.1%	52,850	7.3%	70,977	8.6%	102,296	13.1%
BBB	42,990	4.0%	30,434	3.7%	26,053	3.6%	26,233	3.2%	17,873	2.3%
Below investment grade	427	0.0%	323	0.0%	201	0.0%	299	0.0%	367	0.0%
Total	$1,069,427	100.0%	$814,768	100.0%	$727,727	100.0%	$824,994	100.0%	$780,349	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$190,111	17.8%	$96,660	11.9%	$102,188	14.1%	$65,864	8.0%	$122,878	15.7%
From one to five years	473,794	44.3%	301,166	37.0%	230,842	31.7%	214,970	26.1%	214,142	27.4%
From five to ten years	221,870	20.7%	142,939	17.5%	118,504	16.3%	203,960	24.7%	118,191	15.2%
Above ten years	66,830	6.3%	132,119	16.2%	112,259	15.4%	138,468	16.8%	74,093	9.5%
Asset-backed and mortgage-backed securities	116,822	10.9%	141,884	17.4%	163,934	22.5%	201,732	24.4%	251,045	32.2%
Total	$1,069,427	100.0%	$814,768	100.0%	$727,727	100.0%	$824,994	100.0%	$780,349	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Alliance Re	$–		$–		$15,049		$6,846		$–
Real estate investment trusts	–		–		56,308		69,679		11,079
Investment funds	7,841		9,805		30,237		31,268		30,834
Catastrophe bonds	39,175		39,174		39,888		40,081		36,652
Fixed income fund	–		–		281,662		316,267		244,342
Other investment	5,298		5,676		–		–		–
Total	$52,314		$54,655		$423,144		$464,141		$322,907

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended March 31, 2009			Three months ended December 31, 2008			Three months ended September 30, 2008
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$411,565	$(16,422)	$395,143	$392,462	$(14,599)	$377,863	$233,596	$(1,481)	$232,115
Incurred	78,083	(1,489)	76,594	79,931	4,120	84,051	212,395	(12,627)	199,768
Other (1) (2)	(6,039)	4,760	(1,279)	58,455	(7,446)	51,009	(9,006)	(828)	(9,834)
Paid	(53,807)	1,569	(52,238)	(119,283)	1,503	(117,780)	(44,523)	337	(44,186)
End of period	$429,802	$(11,582)	$418,220	$411,565	$(16,422)	$395,143	$392,462	$(14,599)	$377,863
Paid to incurred percentage	68.9%	105.4%	68.2%	149.2%	-36.5%	140.1%	21.0%	2.7%	22.1%

	Three months ended June 30, 2008			Three months ended March 31, 2008
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$200,602	$(1,683)	$198,919	$180,978	$(1,355)	$179,623
Incurred	57,332	(1,034)	56,298	40,101	(334)	39,767
Other (1) (3)	5,283	–	5,283	39	–	39
Paid	(29,621)	1,236	(28,385)	(20,516)	6	(20,510)
End of period	$233,596	$(1,481)	$232,115	$200,602	$(1,683)	$198,919
Paid to incurred percentage	51.7%	119.5%	50.4%	51.2%	1.8%	51.6%

(1)    This amount represents the movement in reserves as a result of foreign exchange movements.
(2)   For the three months ended December 31, 2008, this amount includes the net loss reserves acquired through the Flagstone Alliance acquisition in October 2008.
(3)   For the three months ended June 30, 2008, this amount includes the loss reserves acquired through the Flagstone Reinsurance Africa acquisition in June 2008.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	As at
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Long term debt	$265,306	$252,575	$252,838	$255,037	$266,375
Flagstone shareholders’ equity	1,024,123	986,013	1,084,419	1,280,184	1,241,562
Total Capitalization	$1,289,429	$1,238,588	$1,337,257	$1,535,221	$1,507,937

Leverage ratio:
Debt to total capitalization	20.6%	20.4%	18.9%	16.6%	17.7%

	March 31, 2009		March 31, 2008
	Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)	$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)	$100,000	$88,750	$100,000	$100,000
Deferrable Interest Debentures (c)	$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$945	$–	$945	$851
Aircraft financing	$45,150	$14,285	$–	$–
Letter of credit facility (e)	$–	$–	$400,000	$73,212
Letter of credit facility (f)	$200,000	$–	$200,000	$–
Letter of credit facility (g)	$450,000	$324,500	$–	$–
Letter of credit facility (h)	$200,000	$–	$–	$–

Notes:

(a)   The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037 and may be called at par by the Issuer at any time after September 15, 2012.

(b)   The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037 and may be called at par by the Issuer at any time after July 30, 2012.

(c)   The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(d)  The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e)  $400.0 million uncommitted letter of credit facility agreement with Citibank N.A.  This facility was replaced on January 22, 2009.

(f)   $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A.  If drawn upon, the utilized portion of the facility will be secured by an appropriate portion of securities from the Company’s investment portfolio.

(g)  On January 22, 2009, Flagstone Suisse entered into a secured $450.0 million standby letter of credit facility with Citibank Europe Plc.  This facility replaces the previous $400.0 million LOC with Citibank N.A. The drawn amount of the facility at March 31, 2009 was secured by $360.5 million of fixed maturity securities from the Company’s investment portfolio.

(h)  On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc. At March 31, 2009, no letters of credit have been issued under this facility.

Flagstone Reinsurance Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended
	March 31, 2009	March 31, 2008
Net income attributable to Flagstone	$35,743	$32,860

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	85,070,002	85,469,270

Dilutive share equivalents:
Weighted average unvested restricted share units	138,293	221,472
Diluted weighted average common shares outstanding	85,208,295	85,690,742

EARNINGS PER COMMON SHARE
Basic	$0.42	$0.38
Diluted	$0.42	$0.38

(1) Includes weighted average vested restricted share units

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$1,024,123	$986,013	$1,084,419	$1,280,184	$1,241,562
Cumulative dividends declared	24,001	20,473	17,090	14,026	10,501
Common shares outstanding	84,864,844	84,801,732	85,346,325	85,346,325	85,316,924
add in:
vested restricted share units	205,158	135,476	152,958	152,958	152,958
Total common shares and common share equivalents outstanding	85,070,002	84,937,208	85,499,283	85,499,283	85,469,882

Basic book value per common share	$12.04	$11.61	$12.68	$14.97	$14.53
Basic book value per common share adjusted for dividends	$12.32	$11.85	$12.88	$15.14	$14.65
Diluted book value on an “as if converted basis”
Flagstone shareholders’ equity	$1,024,123	$986,013	$1,084,419	$1,280,184	$1,241,562
add in:
proceeds on exercise of warrant (1)	–	–	–	–	–
Adjusted Flagstone shareholders’ equity	$1,024,123	$986,013	$1,084,419	$1,280,184	$1,241,562
Cumulative dividends declared	$24,001	$20,473	$17,090	$14,026	$10,501
As if converted diluted shares outstanding
Common shares and share equivalents outstanding	85,070,002	84,937,208	85,499,283	85,499,283	85,469,882
add in:
vesting of performance share units	2,871,703	2,189,982	105,822	2,312,658	2,308,658
vesting of restricted share units	320,210	147,400	301,746	324,550	379,600
Diluted common shares outstanding	88,261,915	87,274,590	85,906,851	88,136,491	88,158,140

Diluted book value per common share	$11.60	$11.30	$12.62	$14.53	$14.08
Diluted book value per common share adjusted for dividends (2)	$11.88	$11.53	$12.82	$14.68	$14.20

Change in diluted book value per share: Quarter	2.7%	(10.5)%	(13.1)%	3.1%	1.6%
Change in diluted book value per share adjusted for dividends (3): Quarter	3.0%	(10.1)%	(12.7)%	3.4%	1.8%
Change in diluted book value per share adjusted for dividends (3): Rolling 12 months	(16.4)%	(17.3)%	(3.8)%	17.9%	15.3%
Annualized change in diluted book value per share adjusted for dividends since inception	5.9%	5.4%	10.0%	17.3%	17.6%

   (1)  Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
   (2)  Diluted book value per common share adjusted for dividends is calculated by dividing Flagstone shareholders’ equity by the sum of cumulative dividends declared and diluted common shares outstanding.
   (3)  Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (unaudited)

	As at March 31, 2009
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$906,692	$37,828	$–	$944,520
Short term investments, at fair value	124,907	–	–	124,907
Equity investments, at fair value	2,855	–	–	2,855
Other investments	53,862	–	(1,548)	52,314
Total investments	1,088,316	37,828	(1,548)	1,124,596
Cash and cash equivalents	457,931	146,019	–	603,950
Restricted cash	41,644	–	–	41,644
Premium balances receivable	367,237	14,379	(18,234)	363,382
Unearned premiums ceded	68,014	–	–	68,014
Reinsurance recoverable	11,582	–	–	11,582
Accrued interest receivable	6,406	434	–	6,840
Receivable for investments sold	14,578	–	–	14,578
Deferred acquisition costs	59,970	–	–	59,970
Funds withheld	12,425	–	–	12,425
Goodwill, intangibles and other assets	164,801	257	–	165,058
Due from related parties	4,340	(4,340)	–	–
TOTAL ASSETS	$2,297,244	$194,577	$(19,782)	$2,472,039

LIABILITIES
Loss and loss adjustment expense reserves	$429,653	$–	$149	$429,802
Unearned premiums	421,216	–	2	421,218
Insurance and reinsurance balance payable	52,725	17,301	(18,385)	51,641
Payable for investments purchased	28,762	–	–	28,762
Long term debt	265,306	–	–	265,306
Other liabilites	51,117	41	–	51,158
TOTAL LIABILITIES	1,248,779	17,342	(18,234)	1,247,887

EQUITY
Common voting shares	849	1,400	(1,400)	849
Additional paid-in capital	901,344	121,718	(121,718)	901,344
Accumulated other comprehensive loss	(6,377)	–	–	(6,377)
Retained earnings	128,307	54,117	(54,117)	128,307
TOTAL FLAGSTONE SHAREHOLDERS’ EQUITY	1,024,123	177,235	(177,235)	1,024,123
Noncontrolling Interest in Subsidiaries	24,342	–	175,687	200,029
TOTAL EQUITY	1,048,465	177,235	(1,548)	1,224,152
TOTAL LIABILITIES AND EQUITY	$2,297,244	$194,577	$(19,782)	$2,472,039

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING INCOME STATEMENTS - MONT FORT (unaudited)

	YTD March 31, 2009
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
REVENUES
Gross premiums written	$361,485	$14,159	$(14,159)	$361,485
Premiums ceded	(89,828)	–	14,159	(75,669)
Net premiums written	271,657	14,159	–	285,816
Change in net unearned premiums	(103,704)	(9,277)	–	(112,981)
Net premiums earned	167,953	4,882	–	172,835
Net investment income	(2,114)	359	2	(1,753)
Net realized and unrealized losses - investments	(1,017)	(882)	–	(1,899)
Net realized and unrealized gains - other	7,430	–	–	7,430
Other income	6,142	(717)	(256)	5,169
Total revenues	178,394	3,642	(254)	181,782

EXPENSES
Loss and loss adjustment expenses	76,445	149	–	76,594
Acquisition costs	27,767	526	(256)	28,037
General and administrative expenses	34,251	49	–	34,300
Interest expense	3,557	–	–	3,557
Net foreign exchange losses	1,097	–	–	1,097
Total expenses	143,117	724	(256)	143,585
Income before income taxes and interest in earnings of equity investments	35,277	2,918	2	38,197
Provision for income tax	706	–	–	706
Interest in earnings of equity investments	(376)	–	(2)	(378)
Net income	35,607	2,918	–	38,525
Less: Income attributable to noncontrolling interest	136	–	(2,918)	(2,782)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$35,743	$2,918	$(2,918)	$35,743

Income before noncontrolling interest	$35,607	$2,918	$–	$38,525
Change in currency translation adjustment	1,867	–	–	1,867
Change in defined benefit pension plan obligation	(176)	–	–	(176)
Comprehensive income	37,298	2,918	–	40,216
Less: Comprehensive income attributable to noncontrolling interest	339	–	(2,918)	(2,579)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$37,637	$2,918	$(2,918)	$37,637

KEY RATIOS
Loss ratio	45.5%			44.3%
Acquisition cost ratio	16.5%			16.2%
General and administrative expense ratio	20.4%			19.9%
Combined ratio	82.4%			80.4%

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION (Unaudited)

	Three months ended
	March 31, 2009	March 31, 2008
Net income attributable to Flagstone	$35,743	$32,860

ADJUSTMENTS FOR:
Net realized and unrealized losses - investments	1,899	12,412
Net realized and unrealized (gains) losses - other	(7,430)	12,237
Net foreign exchange losses (gains)	1,097	(6,699)

NET OPERATING INCOME	$31,309	$50,810

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,005,068	$1,226,024

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	12.5%	16.6%